Business acquisition and deconsolidation (Tables)	12 Months Ended
Dec. 31, 2024
Gaipu (Shanghai) Commercial Co., Ltd.
Business acquisition and deconsolidation
Schedule of purchase price as on acquisition date

Amounts
Total cash consideration	176,385
Total assets	960,230
Total liabilities	(780,377)
Total net assets	179,853
Gain on acquisition of a subsidiary	(3,468)

Zhejiang Location Information Technology Co., Ltd
Business acquisition and deconsolidation
Schedule of purchase price as on acquisition date

Amounts
Consideration
Cash	43,795
Contingent consideration arrangement - current	32,090
Fair value of total consideration transferred	75,885

Recognized amounts of identifiable assets acquired and liabilities assumed
Total assets	117,035
Total liabilities	(36,502)
Total identifiable net assets	80,533

Redeemable noncontrolling interests in Zhejiang Location (see Note 16)	(48,962)
Noncontrolling interests in Zhejiang Location	(12,555)
Goodwill	56,869
75,885